EXHIBIT 4.3

SUPPLEMENT NO. 16 TO INDENTURE

THIS SUPPLEMENT NO. 16 TO INDENTURE, dated as of July 17, 2012, and effective as of June 30, 2012 (this “Supplement”), is between GE Dealer Floorplan Master Note Trust, a Delaware statutory trust, as issuer (the “Issuer”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Indenture Trustee”).

BACKGROUND

WHEREAS, the Issuer and the Indenture Trustee are parties to a Master Indenture, dated as of August 12, 2004, (i) as amended by Supplement No. 1 to Master Indenture, dated as of May 25, 2005, Supplement No. 2 to Master Indenture, dated as of April 28, 2006, Supplement No. 3 to Master Indenture, dated as of June 30, 2006, Supplement No. 4 to Master Indenture, dated as of August 10, 2006, Supplement No. 5 to Master Indenture, dated as of November 9, 2006, Supplement No. 6 to Master Indenture, dated as of May 31, 2007, Supplement No. 7 to Master Indenture, dated as of August 2, 2007, Supplement No. 8 to Master Indenture, dated as of June 6, 2008, Supplement No. 9 to Master Indenture, dated as of December 30, 2008, Supplement No. 10 to Master Indenture, dated as of June 26, 2009, Supplement No. 11 to Master Indenture, dated as of August 5, 2009, Supplement No. 12 to Master Indenture, dated as of December 6, 2010, Supplement No. 13 to Master Indenture, dated as of March 1, 2011, Supplement No. 14 to Master Indenture, dated as of December 16, 2011, and Supplement No. 15 to Indenture, dated as of February 16, 2012 (as so amended, the “Master Indenture”), and (ii) as supplemented by the Amended and Restated Series 2008-A Indenture Supplement, dated as of June 26, 2009 (the “Series 2008-A Indenture Supplement”), the Series 2009-B Indenture Supplement, dated as of June 26, 2009 (the “Series 2009-B Indenture Supplement”), the Series 2009-1 Indenture Supplement, dated as of August 13, 2009 (the “Series 2009-1 Indenture Supplement”), the Series 2009-2 Indenture Supplement, dated as of November 10, 2009 (the “Series 2009-2 Indenture Supplement”), the Series 2010-B Indenture Supplement, dated as of December 22, 2010 (the “Series 2010-B Indenture Supplement), the Series 2011-1 Indenture Supplement, dated as of August 10, 2011 (the “Series 2011-1 Indenture Supplement”), the Series 2011-A Indenture Supplement, dated as of September 22, 2011 (the “Series 2011-A Indenture Supplement”), the Series 2012-1 Indenture Supplement, dated as of February 22, 2012 (the “Series 2012-1 Indenture Supplement”) and the Series 2012-2 Indenture Supplement, dated as of May 16, 2012 (the “Series 2012-2 Indenture Supplement,” and together with the Series 2008-A Indenture Supplement, the Series 2009-B Indenture Supplement, the Series 2009-1 Indenture Supplement, the Series 2009-2 Indenture Supplement, the Series 2010-B Indenture Supplement, the Series 2011-1 Indenture Supplement, the Series 2011-A Indenture Supplement and the Series 2012-1 Indenture Supplement, the “Outstanding Supplements”), each between the parties hereto and setting forth the terms of an outstanding Series of Notes (the Master Indenture, as so amended and supplemented, the “Indenture”), is hereby amended as described below;

WHEREAS, the parties hereto desire to amend the Master Indenture and the Outstanding Supplements as set forth herein; and

WHEREAS, this Supplement is being entered into pursuant to Section 9.1(b) of the Master Indenture, and all conditions precedent to the execution of this Supplement, as set forth in such Section 9.1(b), have been satisfied.

Supplement No. 16 to Indenture

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Definitions. Capitalized terms defined in the Indenture and used but not otherwise defined herein have the meanings given to them in the Indenture.

SECTION 2.    Amendments to Indenture.

(a)            Clause (a) of the granting clause of the Master Indenture is hereby amended and restated in its entirety to read as follows:

“(a) all rights, remedies, power, privileges and claims of the Issuer under or with respect to any Credit Insurance related to any Transferred Receivable and all amounts received by the Issuer under or in connection with any such Credit Insurance;”

(b)           Section 1.1 of the Master Indenture is hereby amended by:

(i)              adding the following definitions in the appropriate alphabetical order:

“Credit Insurance” means credit insurance or other similar credit enhancement with respect to a Receivable supporting payment of such Receivable or the creditworthiness of the related Dealer.

“Credit Insurance Receivable” means, at any time, any Receivable that is then covered by a Credit Insurance.

“Reimbursement Amount” means, with respect to any Credit Insurance Receivable, any amounts owed to the provider of the Credit Insurance from the proceeds of the Receivable or the Collateral Security or Collections with respect thereto covered by such Credit Insurance.

(ii)            amending and restating the first and second sentences of the definition of “Collections” to read in their entirety as follows:

““Collections” means, without duplication, the sum of (a) all payments by or on behalf of Dealers received in respect of the Transferred Receivables (including proceeds from the realization upon any Collateral Security) in the form of cash, checks, wire transfers or any other form of payment, (b) all payments deemed to be collections by or on behalf of Dealers received in respect of the Transferred Receivables and (c) amounts received under or in connection with any Credit Insurance. Collections of Non-Principal Receivables shall include all Recoveries; provided, that any Recoveries or other amounts received up to the Reimbursement Amount with respect to a Credit Insurance Receivable

2	Supplement No. 16 to Indenture

shall be deemed not to be Collections or otherwise Collateral for any purposes hereof.”

(iii)           amending and restating the definition of “Non-Principal Collections” to read in its entirety as follows:

““Non-Principal Collections” means the sum of (a) Collections of interest and all other non-principal charges (including insurance service fees and handling fees) on the Receivables, provided that if the Master Servicer does not allocate such non-principal charges to specific Receivables, the amounts received shall constitute “Non-Principal Collections” pursuant to this clause (a) if they are paid by a Dealer which is an obligor of an Account; (b) all Recoveries; provided, that any Recoveries or other amounts received up to the Reimbursement Amount with respect to a Credit Insurance Receivable shall be deemed not to be Collections or otherwise Collateral for any purposes hereof; (c) all interest and earnings on investments included in the Excess Funding Account, net of losses and investment expenses; (d) payments by Dealers of Manufacturer Discount Amounts (including amounts deemed to be payments of such Manufacturer Discounts Amounts); (e) payments by manufacturers of Manufacturer Subsidy Amounts; (f) amounts deemed to be collections of interest and non-principal charges by or on behalf of Dealers; (g) amounts received by the Issuer under or in connection with any Credit Insurance to the extent not allocated by the Master Servicer as Principal Collections in accordance with its current practices and (h) the product of (i) any other Collections not described in the preceding clauses (a) through (g) of this definition, multiplied by (ii) the Discount Factor.”

(iv)             amending and restating the definition of “Outstanding Balance” to read in its entirety as follows:

““Outstanding Balance” means, with respect to any Principal Receivable, the outstanding amount of such Principal Receivable, provided, that the Outstanding Balance of a Defaulted Receivable shall equal zero, and, solely for purposes of calculating the Aggregate Principal Receivables at any time, if any portion of a Principal Receivable has been charged off as uncollectible in accordance with the applicable Originator’s customary and usual servicing procedures for servicing Dealer receivables comparable to the Receivables which have not been sold to third parties, the entire Outstanding Balance of such Principal Receivable shall equal zero.”

(v)             amending the definition of “Permitted Encumbrances” by (i) deleting the word “and” where it appears immediately before clause (g) therein and (ii) adding the following new clause immediately following clause (g) therein: “and (h) any Lien in favor of, or other interest of, a provider of Credit Insurance with respect to a Credit Insurance Receivable or other Collateral

3	Supplement No. 16 to Indenture

Security or Collections with respect thereto under the terms of the applicable documents governing such Credit Insurance.

(vi)           amending the definition of “Principal Collections” to add the following new sentence immediately following the last sentence thereof:

“Amounts received under or in connection with any Credit Insurance to the extent not allocated as Non-Principal Collections by the Master Servicer in accordance with its current practices shall be deemed to be Principal Collections.”

SECTION 3.    Amendments to Series 2008-A Indenture Supplement. Section 4.3 of the Series 2008-A Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2008-A Indenture Supplement attached hereto as Exhibit A-1.

SECTION 4.    Amendments to Series 2009-B Indenture Supplement. Section 4.3 of the Series 2009-B Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2009-B Indenture Supplement attached hereto as Exhibit A-2.

SECTION 5.    Amendments to Series 2009-1 Indenture Supplement. Section 4.3 of the Series 2009-1 Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2009-1 Indenture Supplement attached hereto as Exhibit A-3.

SECTION 6.    Amendments to Series 2009-2 Indenture Supplement. Section 4.3 of the Series 2009-2 Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2009-2 Indenture Supplement attached hereto as Exhibit A-4.

SECTION 7.    Amendments to Series 2010-B Indenture Supplement. Section 4.3 of the Series 2010-B Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2010-B Indenture Supplement attached hereto as Exhibit A-5.

SECTION 8.    Amendments to Series 2011-1 Indenture Supplement. Section 4.3 of the Series 2011-1 Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2011-1 Indenture Supplement attached hereto as Exhibit A-6.

SECTION 9.    Amendments to Series 2011-A Indenture Supplement. Section 4.3 of the Series 2011-A Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2011-A Indenture Supplement attached hereto as Exhibit A-7.

SECTION 10.  Amendments to Series 2012-1 Indenture Supplement.

4	Supplement No. 16 to Indenture

(a)            Section 1.1 of the Series 2012-1 Indenture Supplement is hereby amended as follows:

(i)             The definition of “Class A Note Initial Principal Balance” is amended and restated in its entirety to read as follows:

““Class A Note Initial Principal Balance” means seven hundred fifty million dollars ($750,000,000).”

(ii)            The definition of “Class B Note Initial Principal Balance” is amended and restated in its entirety to read as follows:

““Class B Note Initial Principal Balance” means fifteen million seven hundred eighty-nine thousand five hundred dollars ($15,789,500).”

(iii)           The definition of “Class C Note Initial Principal Balance” is amended and restated in its entirety to read as follows:

““Class C Note Initial Principal Balance” means twenty-three million six hundred eighty-four thousand dollars ($23,684,000).”

(b)               Section 4.3 of the Series 2012-1 Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2012-1 Indenture Supplement attached hereto as Exhibit A-8.

SECTION 11.                        Amendments to Series 2012-2 Indenture Supplement. Section 4.3 of the Series 2012-2 Indenture Supplement is hereby amended to incorporate the changes to such Section shown on the marked pages of the Series 2012-2 Indenture Supplement attached hereto as Exhibit A-9.

SECTION 12.                        Amendments to Outstanding Indenture Supplements. Each of (i) the form of Monthly Servicer’s Certificate attached as Exhibit B to each of the Series 2008-A Indenture Supplement, the Series 2009-B Indenture Supplement, the Series 2009-1 Indenture Supplement, the Series 2010-B Indenture Supplement, the Series 2011-1 Indenture Supplement, the Series 2011-A Indenture Supplement, the Series 2012-1 Indenture Supplement and the Series 2012-2 Indenture Supplement and (ii) the form of Monthly Servicer’s Certificate attached as Exhibit E to the Series 2009-2 Indenture Supplement are hereby amended by:

(a)                adding the following new section immediately preceding the section entitled “Overconcentrations” therein:

“Aggregate Principal Receivables

End of Month Balance	$[ ]
Adjustment for charged-off Receivables	$[ ]
Aggregate Principal Receivables	$[ ]”

5	Supplement No. 16 to Indenture

(b)               adding an additional row entitled “180 plus” to the table under the section entitled “Delinquency” therein.

SECTION 13.                        Representations and Warranties. In order to induce the parties hereto to enter into this Supplement, each of the parties hereto represents and warrants unto the other parties hereto as follows:

(a)                Due Authorization, Non Contravention, etc. The execution, delivery and performance by such party of this Supplement are within its powers, have been duly authorized by all necessary action, and do not (i) contravene its organizational documents or (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting it; and

(b)               Validity, etc. This Supplement constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and general equitable principles.

SECTION 14.                        Binding Effect; Ratification.

(a)                This Supplement is dated as of the date first set forth above and shall become effective as of June 30, 2012 when counterparts hereof shall have been executed and delivered by the parties hereto and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)               The Indenture, as supplemented hereby, remains in full force and effect. On and after the date hereof, each reference in the Master Indenture to “this Indenture”, “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the Indenture, shall mean and be a reference to such Indenture, as supplemented hereby.

(c)                Except as expressly supplemented hereby, the Master Indenture shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 15.                        Miscellaneous.

(a)                THIS SUPPLEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(b)               EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION

6	Supplement No. 16 to Indenture

TO HEAR AND DETERMINE ANY CLAIM OR DISPUTES BETWEEN THEM PERTAINING TO THIS SUPPLEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS SUPPLEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEAL FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED, FURTHER, THAT NOTHING IN THIS SUPPLEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE INDENTURE TRUSTEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE NOTES, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE INDENTURE TRUSTEE. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 10.4 OF THE MASTER INDENTURE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(c)                BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(d)               Headings used herein are for convenience of reference only and shall not affect the meaning of this Supplement or any provision hereof.

7	Supplement No. 16 to Indenture

(e)                This Supplement may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)                BNY Mellon Trust of Delaware acts solely as the Trustee hereunder and not in its individual capacity and all Persons having any claim against the Trustee by reason of the transactions contemplated by this Supplement shall look only to the Trust Estate for payment or satisfaction thereof.

(g)               Executed counterparts of this Supplement may be delivered electronically.

(h)               By execution hereof, the Indenture Trustee hereby consents to (i) the amendment to Exhibit B of each of the Series 2008-A Indenture Supplement, the Series 2009-B Indenture Supplement, the Series 2009-1 Indenture Supplement, the Series 2010-B Indenture Supplement, the Series 2011-1 Indenture Supplement, the Series 2011-A Indenture Supplement, the Series 2012-1 Indenture Supplement and the Series 2012-2 Indenture Supplement and (ii) the amendment to Exhibit E of the Series 2009-2 Indenture Supplement, in each case, as set forth in Section 12 above.

[Signature Page Follows]

8	Supplement No. 16 to Indenture

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed as of the date first above written.

GE DEALER FLOORPLAN MASTER NOTE TRUST

By: BNY mellon trust of delaware,
      not in its individual capacity,
      but solely on behalf of the Issuer

By: /s/ Kristine K. Gullo

Name:  Kristine K. Gullo

Title:    Vice President

S-1	Supplement No. 16 to Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS,

not in its individual capacity,
but solely as the Indenture Trustee

By: /s/ Mark Esposito

Name:  Mark Esposito
Title:    Associate

By: /s/ Louis Bodi

Name:  Louis Bodi
Title:    Vice President

S-2	Supplement No. 16 to Indenture

EXHIBIT A-1

Marked Pages of Series 2008-A Indenture Supplement

[Follow on Next Page]

A-1	Exhibit A-1 to Supplement No. 16 to Indenture

SECTION 4.3.    Calculations and Series Allocations.

(a)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2008-A pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2008-A Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Non- Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date~~, and, when so deposited~~. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2008-A Noteholders pursuant to Section 4.3(b), (i) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (ii) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2008-A pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account.

(b)          Allocations to the Series 2008-A Noteholders. The Issuer shall, on each Date of Processing, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2008-A Noteholders the following amounts as set forth below:

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2008-A Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Principal Collections equal to the sum of the Note Principal Balance plus the Principal Overcollateralization Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2008-A Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the ~~Issuer~~holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall

Exhibit A-1 – Page 1

cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2008-A Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the ~~Issuer~~holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)          Allocations of Principal Collections. The Issuer shall allocate to the Series 2008-A Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2008-A Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and fourth, any remaining amounts shall be released to the ~~Issuer~~ holders of the Transferor Interest; provided, however, if the allocation in this clause (ii)(x) relates to a Monthly Period with respect to which the Partial Amortization Date will occur on the related Payment Date, and so long as there are no Reallocated Principal Collections for the related Transfer Date and the Free Equity Amount is not less than the Minimum Free Equity Amount, such amount of Principal Collections up to the Partial Amortization Amount shall be allocated to the Series 2008-A Noteholders and transferred to the Principal Account and applied as set forth in Section 4.4(b), and any such amounts of Principal Collections in excess of the Partial Amortization Amount so allocated shall be first, if

Exhibit A-1 – Page 2

any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, and second, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(y)          Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2008-A Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issue~~holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2008-A Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

Exhibit A-1 – Page 3

EXHIBIT A-2

Marked Pages of Series 2009-B Indenture Supplement

[Follow on Next Page]

A-2	Exhibit A-2 to Supplement No. 16 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(a)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2009-B pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2009-B Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Non~~-~~Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date~~, and, when so deposited~~. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2009-B Noteholders pursuant to Section 4.3(b), (i) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (ii) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2009-B pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account.

(b)          Allocations to the Series 2009-B Noteholders. The Issuer shall, for each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2009-B Noteholders the following amounts as set forth below:

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2009-B Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Principal Collections equal to the sum of the Note Principal Balance plus the Principal Overcollateralization Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2009-B Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the ~~Issuer~~holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall

Exhibit A-2 – Page 1

cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2009-B Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the ~~Issuer~~holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)          Allocations of Principal Collections. The Issuer shall allocate to the Series 2009-B Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2009-B Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and fourth, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(y)          Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2009-B Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof

Exhibit A-2 – Page 2

shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2009-B Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

Exhibit A-2 – Page 3

EXHIBIT A-3

Marked Pages of Series 2009-1 Indenture Supplement

[Follow on Next Page]

A-3	Exhibit A-3 to Supplement No. 16 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(a)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2009-1 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2009-1 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Non~~-~~Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date~~, and, when so deposited~~. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2009-1 Noteholders pursuant to Section 4.3(b), (x) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2009-1 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account.

(b)          Allocations to the Series 2009-1 Noteholders. The Issuer shall, on each Date of Processing, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2009-1 Noteholders the following amounts as set forth below:

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2009-1 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, so long as, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum (the “Target Amount”) of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date; and any Non-Principal Collections allocated to the Series 2009-1 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the ~~Issuer~~holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of

Exhibit A-3 – Page 1

the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2009-1 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the ~~Issuer~~holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)          Allocations of Principal Collections. The Issuer shall allocate to the Series 2009-1 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2009-1 Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and fourth, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(y)          Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2009-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof

Exhibit A-3 – Page 2

shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, ~~and~~ second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2009-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, ~~and~~ second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

Exhibit A-3 – Page 3

EXHIBIT A-4

Marked Pages of Series 2009-2 Indenture Supplement

[Follow on Next Page]

A-4	Exhibit A-4 to Supplement No. 16 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(a)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2009-2 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2009-2 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Non~~-~~Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date~~, and, when so deposited~~. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2009-2 Noteholders pursuant to Section 4.3(b), (x) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2009-2 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account.

(b)           Allocations to the Series 2009-2 Noteholders. The Issuer shall, on each Date of Processing, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2009-2 Noteholders the following amounts as set forth below:

(i)           Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2009-2 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, so long as, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum (the “Target Amount”) of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date; and any Non-Principal Collections allocated to the Series 2009-2 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the ~~Issuer~~holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of

Exhibit A-4 – Page 1

the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2009-2 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the ~~Issuer~~holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)          Allocations of Principal Collections. The Issuer shall allocate to the Series 2009-2 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2009-2 Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and fourth, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(y)          Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2009-2 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall

Exhibit A-4 – Page 2

be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, ~~and~~ second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2009-2 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, ~~and~~ second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

Exhibit A-4 – Page 3

EXHIBIT A-5

Marked Pages of Series 2010-B Indenture Supplement

[Follow on Next Page]

A-5	Exhibit A-5 to Supplement No. 16 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(a)                    Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2010-B pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2010-B Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Non~~-~~Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date~~, and, when so deposited~~. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2010-B Noteholders pursuant to Section 4.3(b), (i) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (ii) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2010-B pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account.

(b)                    Allocations to the Series 2010-B Noteholders. The Issuer shall, for each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2010-B Noteholders the following amounts as set forth below:

(i)                   Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2010-B Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Principal Collections equal to the sum of the Note Principal Balance plus the Principal Overcollateralization Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2010-B Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the ~~Issuer~~holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount

Exhibit A-5 – Page 1

after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2010-B Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the ~~Issuer~~holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)                  Allocations of Principal Collections. The Issuer shall allocate to the Series 2010-B Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2010-B Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and fourth, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(y)          Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2010-B Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has

Exhibit A-5 – Page 2

been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2010-B Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

Exhibit A-5 – Page 3

EXHIBIT A-6

Marked Pages of Series 2011-1 Indenture Supplement

[Follow on Next Page]

A-6	Exhibit A-6 to Supplement No. 16 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(a)                    Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2011-1 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2011-1 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Non~~-~~Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date~~, and, when so deposited~~. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2011-1 Noteholders pursuant to Section 4.3(b), (x) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2011-1 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account.

(b)                    Allocations to the Series 2011-1 Noteholders. The Issuer shall, on each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2011-1 Noteholders the following amounts as set forth below:

(i)                    Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2011-1 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2011-1 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the ~~Issuer~~holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount after giving effect to

Exhibit A-6 – Page 1

all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2011-1 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the ~~Issuer~~holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)                  Allocations of Principal Collections. The Issuer shall allocate to the Series 2011-1 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2011-1 Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and fourth, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(y)          Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2011-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been

Exhibit A-6 – Page 2

deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2011-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, ~~and~~ second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

Exhibit A-6 – Page 3

EXHIBIT A-7

Marked Pages of Series 2011-A Indenture Supplement

[Follow on Next Page]

A-7	Exhibit A-7 to Supplement No. 16 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(a)                    Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2011-A pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2011-A Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Non~~-~~Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date~~, and, when so deposited~~. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2011-A Noteholders pursuant to Section 4.3(b), (i) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (ii) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2011-A pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account.

(b)                    Allocations to the Series 2011-A Noteholders. The Issuer shall, for each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2011-A Noteholders the following amounts as set forth below:

(i)                    Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2011-A Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Principal Collections equal to the sum of the Note Principal Balance plus the Principal Overcollateralization Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2011-A Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the ~~Issuer~~holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount

Exhibit A-7 – Page 1

after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2011-A Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the ~~Issuer~~holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)                  Allocations of Principal Collections. The Issuer shall allocate to the Series 2011-A Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2011-A Noteholders and first, retained in the Principal Account for application, to the extent necessary, as Optional Amortization Amounts (after giving effect to any unrestricted funds of the Issuer or the Transferor that are designated (in their sole discretion) to the Optional Amortization Amount), second, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, third, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, fourth, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and fifth, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(y)          Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal

Exhibit A-7 – Page 2

Collections processed on such Date of Processing shall be allocated to the Series 2011-A Noteholders and transferred to the Principal Account first, for application, to the extent necessary, as Optional Amortization Amounts (after giving effect to any unrestricted funds of the Issuer or the Transferor that are designated (in their sole discretion) to the Optional Amortization Amount) and second, for application as otherwise provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period and the Special Amortization Period. During the Early Amortization Period and any Special Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2011-A Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

Exhibit A-7 – Page 3

EXHIBIT A-8

Marked Pages of Series 2012-1 Indenture Supplement

[Follow on Next Page]

A-8	Exhibit A-8 to Supplement No. 16 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(a)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2012-1 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2012-1 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Non~~-~~ Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date~~, and, when so deposited~~. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2012-1 Noteholders pursuant to Section 4.3(b), (x) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2012-1 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account.

(b)          Allocations to the Series 2012-1 Noteholders. The Issuer shall, on each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2012-1 Noteholders the following amounts as set forth below:

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2012-1 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2012-1 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the ~~Issuer~~holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the

Exhibit A-8 – Page 1

Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2012-1 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the ~~Issuer~~holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)         Allocations of Principal Collections. The Issuer shall allocate to the Series 2012-1 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2012-1 Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and fourth, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(y)          Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall

Exhibit A-8 – Page 2

be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-1 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, ~~and~~ second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

Exhibit A-8 – Page 3

EXHIBIT A-9

Marked Pages of Series 2012-2 Indenture Supplement

[Follow on Next Page]

A-9	Exhibit A-9 to Supplement No. 16 to Indenture

SECTION 4.3. Calculations and Series Allocations.

(a)          Allocations. Non-Principal Collections, Principal Collections and Defaulted Receivables allocated to Series 2012-2 pursuant to Article VIII of the Indenture shall be allocated and paid as set forth in this Article IV. During any period when the Issuer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Series 2012-2 Noteholders pursuant to this Section 4.3 with respect to any Monthly Period need not be deposited into the Collection Account, the Non-Principal Account, the Principal Account or any other Series Account prior to the related Transfer Date~~, and, when so deposited~~. Notwithstanding anything to the contrary in Section 8.4 of the Indenture or Section 4.3(b), amounts allocated to the Series 2012-2 Noteholders pursuant to Section 4.3(b), (x) may be deposited net of any amounts required to be released to the Issuer or the holders of the Transferor Interest and, if an Originator or an Affiliate of an Originator is the Master Servicer, any amounts owed to the Master Servicer, and (y) shall be deposited into the Non-Principal Account (in the case of Non-Principal Collections) and the Principal Account (in the case of Principal Collections (not including any Shared Principal Collections allocated to Series 2012-2 pursuant to Section 8.5 of the Indenture)), and are not required to be deposited to the Collection Account prior to being deposited in the applicable Series Account or other Trust Account in accordance with Section 4.3(b). For the avoidance of doubt, any amounts required to be released to the Issuer, to the holders of the Transferor Interest or to the Master Servicer (if an Originator or an Affiliate of an Originator is the Master Servicer) need not be deposited into the Collection Account or any Series Account.

(b)          Allocations to the Series 2012-2 Noteholders. The Issuer shall, on each Date of Processing on or after the first day of the Monthly Period in which the Closing Date occurs, after giving effect to allocations in respect of Dealer Overconcentrations, Manufacturer Overconcentrations and Product Line Overconcentrations pursuant to Section 8.4 of the Indenture, allocate to the Series 2012-2 Noteholders the following amounts as set forth below:

(i)          Allocations of Non-Principal Collections. The Issuer shall allocate to the Series 2012-2 Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Non-Principal Collections processed on such Date of Processing and shall deposit such amount into the Non-Principal Account; provided, that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Principal Collections equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.3(b)(ii) and deposited pursuant to Section 4.3(a)), Non-Principal Collections shall be transferred into the Non-Principal Account only until such time as the aggregate amount so deposited equals the sum of the amounts contemplated to be paid or deposited pursuant to Section 4.4(a) on the related Transfer Date or Payment Date (the “Target Amount”); and any Non-Principal Collections allocated to the Series 2012-2 Noteholders but not deposited into the Non-Principal Account due to the operation of this proviso shall be released to the ~~Issuer~~holders of the Transferor Interest; provided, further, if on any Transfer Date the Free Equity Amount is less than the Minimum Free Equity Amount after giving effect to all transfers and deposits on that Transfer Date, the Issuer shall cause the holders of the

Exhibit A-9 – Page 1

Transferor Interest, on that Transfer Date, to deposit into the Principal Account funds in an amount equal to the amounts of Available Non-Principal Collections that are required to be treated as Available Principal Collections pursuant to Sections 4.4(a)(vi) and (vii) but are not available from funds in the Non-Principal Account as a result of the operation of the preceding proviso.

With respect to any Monthly Period when deposits of Non-Principal Collections into the Non-Principal Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) “Reallocated Principal Collections” for the related Transfer Date shall be calculated as if the full amount of Non-Principal Collections allocated to the Series 2012-2 Noteholders during that Monthly Period had been deposited in the Non-Principal Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Non-Principal Collections released to the ~~Issuer~~holders of the Transferor Interest pursuant to clause (i) above shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been applied to the items specified in Section 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Non-Principal Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b)(ii) of the definition of Collateral Amount.

(ii)          Allocations of Principal Collections. The Issuer shall allocate to the Series 2012-2 Noteholders the following amounts as set forth below:

(x)          Allocations During the Revolving Period. During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2012-2 Noteholders and first, an amount equal to the Reallocated Principal Collections for the related Transfer Date shall be made available on that Transfer Date for application in accordance with Section 4.7, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, shall be deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, third, shall be deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and fourth, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(y)          Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-2 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account, such amounts in excess thereof shall

Exhibit A-9 – Page 2

be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

(z)          Allocations During the Early Amortization Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2012-2 Noteholders and transferred to the Principal Account until applied as provided herein; provided, that after the date on which an amount of such Principal Collections equal to the Monthly Principal has been deposited into the Principal Account such amounts in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, deposited and retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Payment Date, ~~and~~ second, deposited in the Excess Funding Account to the extent necessary so that the Free Equity Amount is not less than the Minimum Free Equity Amount, and third, any remaining amounts shall be released to the ~~Issuer~~holders of the Transferor Interest.

Exhibit A-9 – Page 3